UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2015

RenaissanceRe Holdings Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda		HM 19
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-4513

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) of RenaissanceRe Holdings Ltd. (the “Company”) was held on Wednesday, May 20, 2015 in Pembroke, Bermuda. As of March 23, 2015, the record date for the Annual Meeting, there were 46,025,698 shares of common stock, par value $1.00 per share, issued and outstanding. A quorum of 40,198,985 shares of common stock was present or represented at the Annual Meeting.

Each of the proposals described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2015, was approved. The final results of the proposals are as follows:

1.	Shareholders elected each of the Company’s three nominees for director to serve a term of three years to expire at the 2018 Annual General Meeting of Shareholders or until their earlier resignation or removal, as set forth below:

Name	Votes For	% of Voted For	Votes Withheld	% of Voted Withheld
Brian G. J. Gray	38,102,481	99.5%	199,725	0.5%
William F. Hagerty IV	38,049,389	99.3%	252,817	0.7%
Kevin J. O’Donnell	38,154,762	99.6%	147,444	0.4%

There were 1,896,779 Broker Non-Votes for the directors.

2.	Shareholders approved an advisory vote on the compensation of the Company’s named executive officers, as set forth below:

Votes For	% of Voted For	Votes Against	% of Voted Against	Abstentions	Broker Non-Votes
24,397,639	64.9%	13,178,927	35.1%	725,640	1,896,779

3.	Shareholders re-approved the material terms of the performance goals specified in the Company’s 2010 Performance-Based Equity Incentive Plan, as set forth below:

Votes For	% of Voted For	Votes Against	% of Voted Against	Abstentions	Broker Non-Votes
36,487,654	97.1%	1,097,809	2.9%	716,743	1,896,779

4.	Shareholders approved the appointment of Ernst & Young Ltd., the Company’s independent registered public accounting firm, to serve as the Company’s auditors for the 2015 fiscal year and until the Company’s 2016 Annual General Meeting of Shareholders and referred the determination of Ernst & Young Ltd.’s remuneration to the Board of Directors of the Company, as set forth below:

Votes For	% of Voted For	Votes Against	% of Voted Against	Abstentions
39,622,139	98.7%	510,813	1.3%	66,033

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenaissanceRe Holdings Ltd.

May 22, 2015	By:	/s/ Stephen H. Weinstein

Name: Stephen H. Weinstein
Title: SVP, Group General Counsel & Corporate Secretary